EXHIBIT 10.58

Wells Fargo Loan No. 33-0911464

CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE

$250,000,000.00

New York, New York
                                                                                                                                                  June 10, 2011

FOR VALUE RECEIVED ALEXANDER’S KINGS PLAZA, LLC, KINGS PARKING, LLC, and ALEXANDER’S OF KINGS, LLC, each a Delaware limited liability company, each having its principal place of business at c/o Alexander’s Inc., 210 Route 4 East, Paramus, New Jersey 07652 (individually or collectively (as the context may require) herein referred to as “Borrower”) hereby unconditionally promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, having an address at Wells Fargo Center, 1901 Harrison Street, 2nd Floor, Oakland California 94612 (“Wells”), ROYAL BANK OF CANADA, a Canadian chartered bank having an address at Three World Financial Center, 12th Floor, 200 Vesey Street, New York, New York  10281-8098 (“RBC”), and CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK,  a banking corporation, organized and existing under the laws of France, having an address at 1301 Avenue of the Americas, 18th Floor, New York, New York 10019 (“Credit Agricole”, and together with Wells and RBC, and their respective successors and assigns, individually or collectively, as the context may require “Lender”) the principal sum of TWO HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($250,000,000.00), or so much thereof as is advanced in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated as of the date hereof, between Borrower, Lenders and Wells, as administrative agent (in such capacity, the “Agent”) for the benefit of Lenders (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).  All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

This Note is intended to consolidate, amend and restate in their entirety those certain promissory notes (collectively, the “Existing Notes”) described on Schedule 1 attached hereto and made a part hereof, which Existing Notes are now held by Administrative Agent on behalf of the Lenders; this Note is not intended to create any new indebtedness or to constitute a novation as to Borrower’s obligations under the Existing Notes.

ARTICLE 1

PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article II of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2

DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Agent if any payment required in this Note is not paid on or prior to the date when due (or, if the Loan Agreement provides for any notice or cure periods in respect of such payment, on or prior to the expiration of such notice or cure periods) or if not paid on the Maturity Date or on the happening of any other Event of Default.

ARTICLE 3

LOAN DOCUMENTS

This Note is secured by the Security Instrument and the other Loan Documents.  All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.  In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4

SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Agent are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Agent shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Agent, and (c) if through any contingency or event, Agent receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Agent, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5

NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Agent or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6

WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non‑payment and all other notices of any kind.  No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Agent, Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents.  No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Agent or Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents.  If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability.  If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder.  Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Security Instrument or any other Loan Document.

ARTICLE 7

TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Agent may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Agent with respect thereto, and Agent shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Agent shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8

EXCULPATION

The provisions of Article XIII of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9

GOVERNING LAW

This Note shall be governed, construed, applied and enforced in accordance with the laws of the State and the Applicable Laws of the United States of America.

ARTICLE 10

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Article XIV of the Loan Agreement.

ARTICLE 11

JOINT AND SEVERAL LIABILITY

If Borrower consists of more than one Person or party, the obligations and liabilities of each Person or party shall be joint and several.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

ALEXANDER’S OF KINGS, LLC, a Delaware
limited liability company

By:	/s/ Alan J. Rice
Name:	Alan J. Rice
Title:	Secretary

KINGS PARKING, LLC, a Delaware limited
liability company

By:	/s/ Alan J. Rice
Name:	Alan J. Rice
Title:	Secretary

ALEXANDER’S KINGS PLAZA, LLC, a
Delaware limited liability company

By:	/s/ Alan J. Rice
Name:	Alan J. Rice
Title:	Secretary

LENDER:

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ John G. Nicol
Name:	John G. Nicol
Title:	Director

LENDER:

ROYAL BANK OF CANADA, a Canadian
chartered bank

By:	/s/ G. David Cole
Name:	G. David Cole
Title:	Authorized Signatory

LENDER:

CRÉDIT AGRICOLE CORPORATE &
INVESTMENT BANK, a banking corporation
organized and existing under the laws of France

By:	/s/ Daniel J. Reddy
Name:	Daniel J. Reddy
Title:	Director

By:	/s/ Paul T. Ragusin
Name:	Paul T. Ragusin
Title:	Director

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Schedule 1

Existing Notes

TERM LOAN NOTES

1.         Note dated March 12, 1999 in the amount of $15,000,000 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to Bayerische Landesbank, Cayman Islands Branch.

2.         Note dated July 2, 1999 in the amount of $18,750,000 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, inc. to Bayerische Hypo-Und Vereinsbank AG, New York Branch.

3.         Note dated July 2, 1999 in the amount of $7,500,000 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to Comerica Bank.

4.         Note dated July 2, 1999 in the amount of $24,375,000 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to The Bank of New York.

5.         Note dated July 2, 1999 in the amount of $24,375,000 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to UBS AG, Stamford Branch.

BUILDING LOAN NOTES

6.         Building Loan Note dated August 9, 1999 in the amount of $5,299,612.50 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to UBS AG, Stamford Branch.

7.         Building Loan Note dated August 9, 1999 in the amount of $4,076,625.00 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to Bayerische Hypo-Und Vereinsbank AG, New York Branch.

8.         Building Loan Note dated August 9, 1999 in the amount of $3,261,300.00 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to Bayerische Landesbank, Cayman Islands Branch.

9.         Building Loan Note dated August 9, 1999 in the amount of $1,630,650.00 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to Comerica Bank.

10.       Building Loan Note dated August 9, 1999 in the amount of $5,299,612.50 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to UBS AG, Stamford Branch.

Notes 6 to 10 are secured by a Building Loan Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of August 9, 1999 in the amount of $19,567,800.00, among Alexander’s King Plaza Center, Inc., Kings Plaza Corp., Alexander’s Department Stores of Brooklyn, Inc. and UBS AG, Stamford Branch, as administrative agent for lenders, recorded on September 17, 1999 in Reel 4587 page 956.

PROJECT LOAN NOTES

11.       Project Loan Note dated August 9, 1999 in the amount of $2,825,387.50 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to UBS AG, Stamford Branch.

12.       Project Loan Note dated August 9, 1999 in the amount of $2,825,387.50 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to The Bank of New York.

13.       Project Loan Note dated August 9, 1999 in the amount of $1,738,700.00 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to Bayerische Landesbank, Cayman Islands Branch.

14.       Project Loan Note dated August 9, 1999 in the amount of $2,173,375.00 made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to Bayerische Hypo-Und Vereinsbank AG, New York Branch.

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